Exhibit 99.2

Financial Supplement
Fourth Quarter 2015
(Unaudited)

World Headquarters	Internet address	Contacts:
16600 Swingley Ridge Road	www.rgare.com	Jack B. Lay
Chesterfield, Missouri 63017 U.S.A.		Senior Executive Vice President
and Chief Financial Officer
Phone: (636) 736-7000
e-mail: jlay@rgare.com

Jeff Hopson
Sr. Vice President, Investor Relations
Phone: (636) 736-2068
e-mail: jhopson@rgare.com

Current Ratings

	Standard & Poor’s	A.M. Best	Moody’s
Financial Strength Ratings
RGA Reinsurance Company	AA-	A+	A1
RGA Life Reinsurance Company of Canada	AA-	A+	NR
RGA International Reinsurance Company Limited	AA-	NR	NR
RGA Global Reinsurance Company Limited	AA-	NR	NR
RGA Reinsurance Company of Australia Limited	AA-	NR	NR
RGA Americas Reinsurance Company, Ltd.	AA-	A+	NR
RGA Atlantic Reinsurance Company Ltd.	NR	A+	NR
Senior Debt Ratings
Reinsurance Group of America, Incorporated	A-	a-	Baa1
Our common stock is traded on the New York Stock Exchange under the symbol “RGA.”

Reinsurance Group of America, Incorporated
Financial Supplement
4th Quarter 2015

Reinsurance Group of America, Incorporated
Financial Supplement
This Financial Supplement is for information purposes only and includes unaudited figures. This report should be read in conjunction with documents filed by Reinsurance Group of America, Incorporated ("RGA") with the SEC.
Non-GAAP Disclosures
RGA uses a non-GAAP financial measure called operating income as a basis for analyzing financial results. This measure also serves as a basis for establishing target levels and awards under RGA’s management incentive programs. Management believes that operating income, on a pre-tax and after-tax basis, better measures the ongoing profitability and underlying trends of the company’s continuing operations, primarily because that measure excludes substantially all of the effect of net investment related gains and losses, as well as changes in the fair value of certain embedded derivatives and related deferred acquisition costs. These items can be volatile, primarily due to the credit market and interest rate environment and are not necessarily indicative of the performance of the company’s underlying businesses. Additionally, operating income excludes any net gain or loss from discontinued operations, the cumulative effect of any accounting changes, and other items that management believes are not indicative of the company’s ongoing operations. The definition of operating income can vary by company and is not considered a substitute for GAAP net income. A reconciliation of income before income taxes of the operating segments to pre-tax operating income (loss) is presented herein.
RGA evaluates its stockholder equity position excluding the impact of Accumulated Other Comprehensive Income (“AOCI”) since the net unrealized gains or losses included in AOCI primarily relate to changes in interest rates, credit spreads on its investment securities and foreign currency fluctuations that are not permanent and can fluctuate significantly from period to period.
Additionally, RGA uses a non-GAAP financial measure called operating return on equity, which is calculated as operating income divided by average shareholders’
equity excluding AOCI.

Reinsurance Group of America, Incorporated
Financial Supplement

2016 Guidance

On an annual basis, the company provides financial guidance based upon the intermediate term rather than giving a range of annual earnings per share for an upcoming year.  This better reflects the long-term nature of the business and the difficulty in predicting the timing of shorter-term or periodic events such as block transactions.  The company accepts risks over very long periods of time, up to 30 years or longer in some cases.  While more predictable over longer-term horizons, RGA’s business is subject to inherent short-term volatility.

Over the intermediate term, the company targets growth in operating income per share in the 5 to 8 percent range, and operating return on equity of 10 to 12 percent.  It is presumed that there are no significant changes in the investment environment from current levels, and the company will deploy $300 million to $400 million of excess capital, on average, annually.  These guidance ranges are based upon “normalized” results.  The operating EPS target range is unchanged from a year ago, while the operating return on equity range was widened slightly from 11 to 12 percent.  The wider return on equity range better reflects the potential for variability in the results due to influences from macro issues, notably foreign exchange and interest rates.

Additionally, the company has faced significant macro headwinds in terms of weak foreign currencies and sustained low interest rates over the past several years, and assumes this will continue to be the case for the foreseeable future.  However, management believes that the EPS range is appropriate and expects the combination of organic growth, execution of block transactions and efficient capital management to mitigate those headwinds and allow the company to reach its financial targets.

Reinsurance Group of America, Incorporated

PRIOR PERIOD RECLASSIFICATIONS
Effective January 1, 2015, the Company further segmented the Canada; Europe, Middle East and Africa; and Asia Pacific segments into traditional and non-traditional businesses to reflect the expanded product offerings within its geographic-based segments. The prior-period presentation has been adjusted to conform to the new segment reporting structure.

Effective December 2015, prior period balances have been updated to conform with current period presentation for the adoption of the accounting standard update "Simplifying the Presentation of Debt Issuance Costs".

Reinsurance Group of America, Incorporated Financial Highlights

	Three Months Ended							Current Qtr vs. PY Quarter	Year-to Date
(USD thousands, except inforce & per share data)	Dec. 31,		Sept. 30,	June 30,	March 31,	Dec. 31,			Dec. 31,	Dec. 31,
	2015		2015	2015	2015	2014			2015	2014	Change
Net premiums	$2,328,501		$2,089,345	$2,129,043	$2,023,852	$2,217,772		$110,729	$8,570,741	$8,669,854	$(99,113)
Net income	163,127		83,534	130,391	125,114	191,091		(27,964)	502,166	684,047	(181,881)
Operating income	187,950		127,086	130,270	121,778	208,288		(20,338)	567,084	638,049	(70,965)
Operating return on equity (ex AOCI)-
annualized	14.0%		9.5%	9.8%	9.2%	15.8%		(1.8)%
trailing 12 months	10.6%		11.1%	11.8%	12.5%	12.5%		(1.9)%
Total assets (1)	50,383,152		47,581,959	47,435,240	44,666,938	44,654,300		5,728,852
Assumed Life Reinsurance in Force (in billions)
U.S. and Latin America Traditional	$1,594.3		$1,476.1	$1,475.6	$1,479.4	$1,483.9		$110.4
U.S. and Latin America Non-Traditional	2.1		2.2	2.1	2.1	1.4		0.7
Canada Traditional	333.0		343.0	360.7	349.0	402.8		(69.8)
Europe, Middle East and Africa Traditional	602.7		566.0	573.9	553.3	561.1		41.6
Asia Pacific Traditional	462.7		461.8	512.7	460.6	494.0		(31.3)
Asia Pacific Non-Traditional	0.3		0.3	0.3	0.3	0.3		—
Total Life Reinsurance in Force	$2,995.1		$2,849.4	$2,925.3	$2,844.7	$2,943.5		$51.6
Assumed New Business Production (in billions)
U.S. and Latin America Traditional	$142.1	(2)	$26.4	$15.7	$19.7	$118.1	(2)	$24.0	$203.9	$176.9	$27.0
Canada Traditional	8.7		9.1	11.1	9.7	13.9		(5.2)	38.6	48.3	(9.7)
Europe, Middle East and Africa Traditional	66.0	(2)	24.7	32.3	48.6	38.5		27.5	171.6	175.2	(3.6)
Asia Pacific Traditional	12.1		24.4	12.6	27.8	22.4		(10.3)	76.9	81.6	(4.7)
Total New Business Production	$228.9		$84.6	$71.7	$105.8	$192.9		$36.0	$491.0	$482.0	$9.0
Per Share and Shares Data
Basic earnings per share
Net income	$2.49		$1.26	$1.97	$1.84	$2.78		$(0.29)	$7.55	$9.88	$(2.33)
Operating income	$2.87		$1.92	$1.96	$1.79	$3.03		$(0.16)	$8.52	$9.21	$(0.69)
Diluted earnings per share
Net income	$2.46		$1.25	$1.94	$1.81	$2.75		$(0.29)	$7.46	$9.78	$(2.32)
Operating income	$2.84		$1.90	$1.94	$1.77	$2.99		$(0.15)	$8.43	$9.12	$(0.69)

Wgt. average common shares outstanding
(basic)	65,535		66,205	66,351	68,141	68,718		(3,183)	66,553	69,248	(2,695)
(diluted)	66,247		66,882	67,120	68,942	69,550		(3,303)	67,292	69,962	(2,670)

Common shares issued	79,138		79,138	79,138	79,138	79,138		—	79,138	79,138	—
Treasury shares	13,933		13,389	12,716	12,699	10,365		3,568	13,933	10,365	3,568
Common shares outstanding	65,205		65,749	66,422	66,439	68,773		(3,568)	65,205	68,773	(3,568)

Book value per share	$94.09		$94.92	$97.61	$107.62	$102.13
Per share effect of accumulated other
comprehensive income (AOCI)	$10.86		$13.78	$17.31	$28.36	$24.10
Book value per share, excluding AOCI	$83.23		$81.14	$80.30	$79.26	$78.03

Shareholder dividends paid	$24,269.1		$24,592.1	$21,850.5	$22,668.8	$22,669.4		$1,599.7	$93,380.5	$87,256.2	$6,124.3
(1) Prior period balances have been updated to conform with current period presentation for the adoption of the accounting standard update "Simplifying the Presentation of Debt Issuance Costs".
(2) Includes the effect of significant inforce transactions.

Reinsurance Group of America, Incorporated Consolidated GAAP Income Statement (incl. Operating Income Reconciliations)

	Three Months Ended					Current Qtr	Year-to Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
(USD thousands)	2015	2015	2015	2015	2014	Quarter	2015	2014	Change
Revenues:
Net premiums	$2,328,501	$2,089,345	$2,129,043	$2,023,852	$2,217,772	$110,729	$8,570,741	$8,669,854	$(99,113)
Investment income, net of related expenses	467,468	389,597	450,539	426,891	451,603	15,865	1,734,495	1,713,691	20,804
Investment related gains (losses), net
OTTI on fixed maturity securities	(27,605)	(23,111)	(4,137)	(2,527)	(6,347)	(21,258)	(57,380)	(7,766)	(49,614)
Other investment related gains (losses), net	(17,204)	(88,235)	(12,041)	10,110	(32,876)	15,672	(107,370)	193,959	(301,329)
Total investment related gains (losses), net	(44,809)	(111,346)	(16,178)	7,583	(39,223)	(5,586)	(164,750)	186,193	(350,943)
Other revenue	77,431	71,038	66,936	62,287	67,261	10,170	277,692	334,456	(56,764)
Total revenues	2,828,591	2,438,634	2,630,340	2,520,613	2,697,413	131,178	10,418,178	10,904,194	(486,016)
Benefits and expenses:
Claims and other policy benefits	2,015,929	1,831,819	1,866,183	1,775,451	1,866,042	149,887	7,489,382	7,406,641	82,741
Interest credited	105,032	34,008	77,246	120,678	103,523	1,509	336,964	451,031	(114,067)
Policy acquisition costs and other insurance expenses	300,329	249,702	300,412	277,043	290,775	9,554	1,127,486	1,391,433	(263,947)
Other operating expenses	158,556	142,270	131,600	121,618	166,280	(7,724)	554,044	538,415	15,629
Interest expense	35,820	35,565	35,851	35,627	(9,660)	45,480	142,863	96,700	46,163
Collateral finance and securitization expense	6,182	5,133	5,258	6,071	3,710	2,472	22,644	11,441	11,203
Total benefits and expenses	2,621,848	2,298,497	2,416,550	2,336,488	2,420,670	201,178	9,673,383	9,895,661	(222,278)
Income before income taxes	206,743	140,137	213,790	184,125	276,743	(70,000)	744,795	1,008,533	(263,738)
Income tax expense	43,616	56,603	83,399	59,011	85,652	(42,036)	242,629	324,486	(81,857)
Net income	$163,127	$83,534	$130,391	$125,114	$191,091	$(27,964)	$502,166	$684,047	$(181,881)
Pre-tax Operating Income Reconciliation:
Income before income taxes	206,743	140,137	213,790	184,125	276,743	(70,000)	744,795	1,008,533	(263,738)
Investment and derivative losses (gains)—
non-operating (1)	64,034	(35,028)	41,526	(20,946)	(22,453)	86,487	49,586	(95,308)	144,894
Change in value of modified coinsurance and
funds withheld embedded derivatives (1)	27,201	46,169	23,098	2,325	14,523	12,678	98,793	(198,365)	297,158
GMXB embedded derivatives (1)	(36,437)	95,373	(50,878)	25,133	52,901	(89,338)	33,191	129,224	(96,033)
Funds withheld losses (gains)—investment income	246	(2,212)	(3,002)	(11,402)	(1,371)	1,617	(16,370)	(13,215)	(3,155)
EIA embedded derivatives—interest credited	(1,412)	(10,995)	(10,488)	10,313	(362)	(1,050)	(12,582)	(421)	(12,161)
DAC offset, net	(13,142)	(25,945)	(1,187)	(8,951)	(15,253)	2,111	(49,225)	111,879	(161,104)
Non-investment derivatives	(120)	(383)	493	(108)	(472)	352	(118)	(444)	326
Operating Income Before Income Taxes	$247,113	$207,116	$213,352	$180,489	$304,256	$(57,143)	$848,070	$941,883	$(93,813)
After-tax Operating Income Reconciliation:
Net Income	163,127	83,534	130,391	125,114	191,091	(27,964)	502,166	684,047	(181,881)
Investment and derivative losses (gains)—
non-operating (1)	40,203	(22,750)	27,152	(14,585)	(15,281)	55,484	30,020	(64,625)	94,645
Change in value of modified coinsurance
and funds withheld embedded derivatives (1)	17,680	30,010	15,014	1,511	9,440	8,240	64,215	(128,937)	193,152
GMXB embedded derivatives (1)	(23,684)	61,992	(33,070)	16,336	34,386	(58,070)	21,574	83,996	(62,422)
Funds withheld losses (gains)—investment income	161	(1,438)	(1,951)	(7,412)	(891)	1,052	(10,640)	(8,590)	(2,050)
EIA embedded derivatives—interest credited	(917)	(7,147)	(6,817)	6,703	(236)	(681)	(8,178)	(274)	(7,904)
DAC offset, net	(8,542)	(16,865)	(770)	(5,819)	(9,914)	1,372	(31,996)	72,721	(104,717)
Non-investment derivatives	(78)	(250)	321	(70)	(307)	229	(77)	(289)	212
Operating Income	$187,950	$127,086	$130,270	$121,778	$208,288	$(20,338)	$567,084	$638,049	$(70,965)

(1) Included in “Investment related gains (losses), net” on Consolidated GAAP Income Statement

Reinsurance Group of America, Incorporated Consolidated Operating Income Statement

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,		Dec. 31,	Dec. 31,
(USD thousands, except per share data)	2015	2015	2015	2015	2014		2015	2014	Change
Revenues:
Net premiums	$2,328,501	$2,089,345	$2,129,043	$2,023,852	$2,217,772	$110,729	$8,570,741	$8,669,854	$(99,113)
Investment income, net of related expenses	467,714	387,385	447,537	415,489	450,232	17,482	1,718,125	1,700,476	17,649
Investment related gains (losses), net	9,989	(4,832)	(2,432)	14,095	5,748	4,241	16,820	21,744	(4,924)
Other revenue	77,311	70,655	67,429	62,179	66,789	10,522	277,574	334,012	(56,438)
Total revenues	2,883,515	2,542,553	2,641,577	2,515,615	2,740,541	142,974	10,583,260	10,726,086	(142,826)

Benefits and expenses:
Claims and other policy benefits	2,015,929	1,831,819	1,866,183	1,775,451	1,866,042	149,887	7,489,382	7,406,641	82,741
Interest credited	106,444	45,003	87,734	110,365	103,885	2,559	349,546	451,452	(101,906)
Policy acquisition costs and other insurance expenses	313,471	275,647	301,599	285,994	306,028	7,443	1,176,711	1,279,554	(102,843)
Other operating expenses	158,556	142,270	131,600	121,618	166,280	(7,724)	554,044	538,415	15,629
Interest expense	35,820	35,565	35,851	35,627	(9,660)	45,480	142,863	96,700	46,163
Collateral finance and securitization expense	6,182	5,133	5,258	6,071	3,710	2,472	22,644	11,441	11,203
Total benefits and expenses	2,636,402	2,335,437	2,428,225	2,335,126	2,436,285	200,117	9,735,190	9,784,203	(49,013)

Operating income before income taxes	247,113	207,116	213,352	180,489	304,256	(57,143)	848,070	941,883	(93,813)

Operating income tax expense	59,163	80,030	83,082	58,711	95,968	(36,805)	280,986	303,834	(22,848)

Operating income	$187,950	$127,086	$130,270	$121,778	$208,288	$(20,338)	$567,084	$638,049	$(70,965)

Wgt. Average Common Shares Outstanding (Diluted)	66,247	66,882	67,120	68,942	69,550	(3,303)	67,292	69,962	(2,670)

Diluted Earnings Per Share—Operating Income	$2.84	$1.90	$1.94	$1.77	$2.99	$(0.15)	$8.43	$9.12	$(0.69)

Foreign currency effect on (1):
Net premiums	$(106,556)	$(145,047)	$(121,287)	$(96,024)	$(61,093)	$(45,463)	$(468,914)	$(110,376)	$(358,538)
Operating income before income taxes	$(18,726)	$(15,526)	$(8,700)	$(11,833)	$(9,276)	$(9,450)	$(54,785)	$(18,706)	$(36,079)

(1) Compared to comparable prior year period

Reinsurance Group of America, Incorporated Consolidated Balance Sheets

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,
(USD thousands)	2015	2015	2015	2015	2014
Assets
Fixed maturity securities, available-for-sale	$29,642,905	$27,411,788	$28,063,975	$25,801,223	$25,480,972
Mortgage loans on real estate	3,129,951	3,170,002	3,073,313	2,913,486	2,712,238
Policy loans	1,468,796	1,444,009	1,438,156	1,284,085	1,284,284
Funds withheld at interest	5,880,203	5,675,174	5,840,076	5,841,554	5,922,561
Short-term investments	558,284	58,200	76,118	89,136	97,694
Other invested assets	1,298,120	1,187,504	1,110,107	1,243,033	1,198,319
Total investments	41,978,259	38,946,677	39,601,745	37,172,517	36,696,068
Cash and cash equivalents	1,525,275	1,747,692	1,335,661	1,083,179	1,645,669
Accrued investment income	339,452	342,088	322,069	283,665	261,096
Premiums receivable and other reinsurance balances	1,797,504	1,553,093	1,518,208	1,509,810	1,527,729
Reinsurance ceded receivables	637,859	661,185	711,463	665,797	578,206
Deferred policy acquisition costs	3,392,437	3,311,086	3,299,541	3,286,348	3,342,575
Other assets (1)	712,366	1,020,138	646,553	665,622	602,957
Total assets (1)	$50,383,152	$47,581,959	$47,435,240	$44,666,938	$44,654,300

Liabilities and Stockholders’ Equity
Future policy benefits	$19,612,251	$16,574,783	$16,773,035	$14,152,780	$14,476,637
Interest-sensitive contract liabilities	13,663,873	13,699,896	13,516,059	12,508,201	12,591,497
Other policy claims and benefits	4,094,640	3,892,036	3,857,610	3,822,699	3,824,069
Other reinsurance balances	296,899	280,093	311,388	320,950	306,915
Deferred income taxes	2,218,328	2,285,066	2,246,086	2,529,733	2,365,817
Other liabilities	1,165,071	1,405,675	1,032,980	1,118,645	994,230
Long-term debt (1)	2,297,548	2,297,592	2,297,629	2,297,761	2,297,704
Collateral finance and securitization notes (1)	899,161	905,752	917,220	766,144	773,979
Total liabilities (1)	44,247,771	41,340,893	40,952,007	37,516,913	37,630,848

Stockholders’ Equity:
Common stock, at par value	791	791	791	791	791
Additional paid-in-capital	1,816,142	1,812,377	1,805,858	1,802,774	1,798,279
Retained earnings	4,620,303	4,482,709	4,425,302	4,339,028	4,239,647
Treasury stock	(1,010,139)	(961,290)	(898,082)	(876,804)	(672,394)
Accumulated other comprehensive income (AOCI):
Accumulated currency translation adjustment, net of income taxes	(181,151)	(119,493)	(13,989)	(35,924)	81,847
Unrealized appreciation of securities, net of income taxes	935,697	1,071,990	1,211,056	1,968,697	1,624,773
Pension and postretirement benefits, net of income taxes	(46,262)	(46,018)	(47,703)	(48,537)	(49,491)
Total stockholders’ equity	6,135,381	6,241,066	6,483,233	7,150,025	7,023,452
Total liabilities and stockholders’ equity (1)	$50,383,152	$47,581,959	$47,435,240	$44,666,938	$44,654,300

Total stockholders’ equity, excluding AOCI	$5,427,097	$5,334,587	$5,333,869	$5,265,789	$5,366,323

(1) Prior period balances have been updated to conform with current period presentation for the adoption of the accounting standard update "Simplifying the Presentation of Debt Issuance Costs".

Reinsurance Group of America, Incorporated U.S. and Latin America Traditional Segment Pre-tax Operating Income

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,		Dec. 31,	Dec. 31,
(USD thousands)	2015	2015	2015	2015	2014		2015	2014	Change
Revenues:
Net premiums	$1,370,745	$1,150,936	$1,170,931	$1,114,094	$1,221,862	$148,883	$4,806,706	$4,725,505	$81,201
Investment income, net of related expenses	176,174	154,210	163,390	143,005	142,753	33,421	636,779	552,805	83,974
Other revenue	7,438	6,566	4,567	664	1,323	6,115	19,235	3,515	15,720
Total revenues	1,554,357	1,311,712	1,338,888	1,257,763	1,365,938	188,419	5,462,720	5,281,825	180,895

Benefits and expenses:
Claims and other policy benefits	1,235,926	1,049,973	1,041,390	1,039,407	1,021,046	214,880	4,366,696	4,130,308	236,388
Interest credited	21,682	20,999	21,875	12,944	13,101	8,581	77,500	51,184	26,316
Policy acquisition costs and other insurance expenses	187,277	158,452	169,035	158,567	168,395	18,882	673,331	641,785	31,546
Other operating expenses	30,482	27,562	27,155	26,529	29,276	1,206	111,728	108,346	3,382
Total benefits and expenses	1,475,367	1,256,986	1,259,455	1,237,447	1,231,818	243,549	5,229,255	4,931,623	297,632

Operating income before income taxes	78,990	54,726	79,433	20,316	134,120	(55,130)	233,465	350,202	(116,737)

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	78,990	54,726	79,433	20,316	134,120	(55,130)	233,465	350,202	(116,737)
Investment and derivative (losses) gains - non-operating	493	926	3,360	(2,473)	(5,268)	5,761	2,306	1,443	863
Income before income taxes	$79,483	$55,652	$82,793	$17,843	$128,852	$(49,369)	$235,771	$351,645	$(115,874)

Loss and Expense Ratios:
Claims and other policy benefits	90.2%	91.2%	88.9%	93.3%	83.6%	6.6%	90.8%	87.4%	3.4%
Policy acquisition costs and other insurance expenses	13.7%	13.8%	14.4%	14.2%	13.8%	(0.1)%	14.0%	13.6%	0.4%
Other operating expenses	2.2%	2.4%	2.3%	2.4%	2.4%	(0.2)%	2.3%	2.3%	0.0%

Reinsurance Group of America, Incorporated U.S. and Latin America Non-Traditional Segment—Asset Intensive Reinsurance Pre-tax Operating Income

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,		Dec. 31,	Dec. 31,
(USD thousands)	2015	2015	2015	2015	2014		2015	2014	Change
Revenues:
Net premiums	$6,018	$5,177	$5,941	$5,041	$4,747	$1,271	$22,177	$20,079	$2,098
Investment income, net of related expenses	153,504	103,052	152,616	141,470	155,557	(2,053)	550,642	628,711	(78,069)
Investment related gains (losses), net	(1)	1	—	—	1	(2)	—	—	—
Other revenue	23,238	28,973	26,634	26,544	28,436	(5,198)	105,389	115,032	(9,643)
Total revenues	182,759	137,203	185,191	173,055	188,741	(5,982)	678,208	763,822	(85,614)

Benefits and expenses:
Claims and other policy benefits	22,605	16,832	19,983	6,726	5,289	17,316	66,146	19,848	46,298
Interest credited	73,168	29,530	69,530	84,672	86,294	(13,126)	256,900	382,960	(126,060)
Policy acquisition costs and other insurance expenses	33,099	30,718	34,163	37,005	36,380	(3,281)	134,985	145,110	(10,125)
Other operating expenses	6,291	4,893	5,113	4,318	4,764	1,527	20,615	16,882	3,733
Total benefits and expenses	135,163	81,973	128,789	132,721	132,727	2,436	478,646	564,800	(86,154)

Operating income before income taxes	47,596	55,230	56,402	40,334	56,014	(8,418)	199,562	199,022	540

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	47,596	55,230	56,402	40,334	56,014	(8,418)	199,562	199,022	540
Investment and derivative gains (losses) - non-operating (1)	(39,757)	73,476	(39,497)	21,787	28,086	(67,843)	16,009	79,799	(63,790)
Change in value of modified coinsurance and funds withheld embedded derivatives (1)	(27,897)	(47,094)	(26,456)	147	(13,490)	(14,407)	(101,300)	201,464	(302,764)
GMXB embedded derivatives (1)	36,437	(95,373)	50,878	(25,133)	(52,901)	89,338	(33,191)	(129,224)	96,033
Funds withheld gains (losses) - investment income	(59)	1,003	2,748	6,367	1,154	(1,213)	10,059	11,083	(1,024)
EIA embedded derivatives - interest credited	1,412	10,995	10,488	(10,313)	362	1,050	12,582	421	12,161
DAC offset, net	13,142	25,945	1,187	8,951	15,253	(2,111)	49,225	(111,879)	161,104
Income before income taxes	$30,874	$24,182	$55,750	$42,140	$34,478	$(3,604)	$152,946	$250,686	$(97,740)

(1) Included in “Investment related gains (losses), net” on Consolidated GAAP Income Statement

Reinsurance Group of America, Incorporated U.S. and Latin America Non-Traditional Segment—Asset Intensive Reinsurance Pre-tax Operating Income (Cont’d)

	Three Months Ended
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,
(USD millions)	2015	2015	2015	2015	2014
Annuity account values:

Fixed annuities (deferred)	$4,843	$4,883	$5,004	$4,779	$4,859

Net interest spread (fixed annuities):	2.7%	2.5%	2.5%	2.3%	3.5%

Equity-indexed annuities	$4,509	$4,536	$4,622	$4,666	$4,695

Variable annuities:
No riders	$782	$791	$843	$864	$881
GMDB only	62	63	69	71	75
GMIB only	5	5	5	5	5
GMAB only	33	33	38	41	44
GMWB only	1,425	1,426	1,540	1,600	1,636
GMDB / WB	359	361	391	410	427
Other	22	22	24	26	27
Total VA account values	$2,688	$2,701	$2,910	$3,017	$3,095

Fair value of liabilities associated with living benefit riders	$192	$229	$134	$184	$159

Interest-sensitive contract liabilities associated with:

Guaranteed investment contracts	$322	$313	$325	$336	$336

Bank-owned life insurance (BOLI)	$559	$556	$554	$551	$548

Other asset-intensive business	$66	$67	$67	$68	$69

Future policy benefits associated with:

Payout annuities	$1,960	$1,919	$1,952	$—	$—

Reinsurance Group of America, Incorporated U.S. and Latin America Non-Traditional Segment—Financial Reinsurance Pre-tax Operating Income

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,		Dec. 31,	Dec. 31,
(USD thousands)	2015	2015	2015	2015	2014		2015	2014	Change
Revenues:
Investment income, net of related expenses	$1,702	$1,438	$1,194	$1,145	$1,155	$547	$5,479	$4,491	$988
Other revenue	19,133	16,446	17,717	15,305	18,363	770	68,601	82,819	(14,218)
Total revenues	20,835	17,884	18,911	16,450	19,518	1,317	74,080	87,310	(13,230)

Benefits and expenses:
Policy acquisition costs and other insurance expenses	2,720	2,535	2,522	2,416	4,112	(1,392)	10,193	25,256	(15,063)
Other operating expenses	2,179	3,276	1,746	1,669	2,876	(697)	8,870	9,685	(815)
Total benefits and expenses	4,899	5,811	4,268	4,085	6,988	(2,089)	19,063	34,941	(15,878)

Operating income before income taxes	15,936	12,073	14,643	12,365	12,530	3,406	55,017	52,369	2,648

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	15,936	12,073	14,643	12,365	12,530	3,406	55,017	52,369	2,648
Investment and derivative gains (losses) - non-operating	—	—	—	—	(162)	162	—	(111)	111
Income before income taxes	$15,936	$12,073	$14,643	$12,365	$12,368	$3,568	$55,017	$52,258	$2,759

Reinsurance Group of America, Incorporated Canada Traditional Segment Pre-tax Operating Income

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,		Dec. 31,	Dec. 31,
(USD thousands)	2015	2015	2015	2015	2014		2015	2014	Change
Revenues:
Net premiums	$201,384	$200,000	$224,960	$212,550	$240,409	$(39,025)	$838,894	$953,389	$(114,495)
Investment income, net of related expenses	43,125	43,283	45,497	44,405	47,442	(4,317)	176,310	191,478	(15,168)
Investment related gains (losses), net	1,286	1,109	1,110	939	937	349	4,444	3,471	973
Other revenue	1,131	767	(454)	1,556	569	562	3,000	2,071	929
Total revenues	246,926	245,159	271,113	259,450	289,357	(42,431)	1,022,648	1,150,409	(127,761)

Benefits and expenses:
Claims and other policy benefits	148,543	152,640	185,742	183,534	200,620	(52,077)	670,459	784,437	(113,978)
Interest credited	4	5	5	4	14	(10)	18	33	(15)
Policy acquisition costs and other insurance expenses	43,226	46,581	53,371	49,551	60,699	(17,473)	192,729	234,599	(41,870)
Other operating expenses	10,067	8,140	8,236	9,188	9,826	241	35,631	39,011	(3,380)
Total benefits and expenses	201,840	207,366	247,354	242,277	271,159	(69,319)	898,837	1,058,080	(159,243)

Operating income before income taxes	45,086	37,793	23,759	17,173	18,198	26,888	123,811	92,329	31,482

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	45,086	37,793	23,759	17,173	18,198	26,888	123,811	92,329	31,482
Investment and derivative gains (losses) - non-operating	(259)	(4,930)	(1,277)	519	1,418	(1,677)	(5,947)	974	(6,921)
Funds withheld gains (losses) - investment income	(187)	1,209	254	5,035	217	(404)	6,311	2,132	4,179
Income before income taxes	$44,640	$34,072	$22,736	$22,727	$19,833	$24,807	$124,175	$95,435	$28,740

Loss and Expense Ratios:
Loss ratios (creditor business)	28.2%	34.4%	31.8%	29.5%	31.3%	(3.1)%	31.1%	29.5%	1.6%
Loss ratios (excluding creditor business)	82.5%	86.6%	95.9%	101.2%	100.6%	(18.1)%	91.7%	98.5%	(6.8)%
Claims and other policy benefits / (net premiums + investment income)	60.8%	62.7%	68.7%	71.4%	69.7%	(8.9)%	66.0%	68.5%	(2.5)%
Policy acquisition costs and other insurance expenses (creditor business)	66.2%	62.1%	64.0%	63.0%	65.8%	0.4%	63.7%	64.2%	(0.5)%
Policy acquisition costs and other insurance expenses (excluding creditor business)	12.9%	13.7%	13.2%	12.9%	11.9%	1.0%	13.2%	12.4%	0.8%
Other operating expenses	5.0%	4.1%	3.7%	4.3%	4.1%	0.9%	4.2%	4.1%	0.1%

Foreign currency effect on (1):
Net premiums	$(35,018)	$(40,371)	$(28,850)	$(26,121)	$(18,820)	$(16,198)	$(130,360)	$(68,788)	$(61,572)
Operating income before income taxes	$(7,795)	$(7,644)	$(3,065)	$(2,147)	$(1,750)	$(6,045)	$(20,651)	$(7,321)	$(13,330)

Creditor reinsurance net premiums	$32,484	$39,462	$46,629	$44,054	$59,451	$(26,967)	$162,629	$224,220	$(61,591)

Note: The loss ratios on creditor reinsurance business are normally lower than traditional reinsurance, while allowances are normally higher as a percentage of premiums.
(1) Compared to comparable prior year period

Reinsurance Group of America, Incorporated Canada Non-Traditional Segment Pre-tax Operating Income (1)

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,		Dec. 31,	Dec. 31,
(USD thousands)	2015	2015	2015	2015	2014		2015	2014	Change
Revenues:
Net premiums	$9,002	$9,275	$9,725	$9,967	$4,615	$4,387	$37,969	$21,192	$16,777
Investment income, net of related expenses	328	230	328	550	616	(288)	1,436	2,595	(1,159)
Other revenue	1,332	1,535	1,405	1,357	1,432	(100)	5,629	4,483	1,146
Total revenues	10,662	11,040	11,458	11,874	6,663	3,999	45,034	28,270	16,764

Benefits and expenses:
Claims and other policy benefits	6,708	7,340	7,904	7,299	4,451	2,257	29,251	20,116	9,135
Policy acquisition costs and other insurance expenses	145	152	148	107	131	14	552	581	(29)
Other operating expenses	389	291	312	337	350	39	1,329	1,388	(59)
Total benefits and expenses	7,242	7,783	8,364	7,743	4,932	2,310	31,132	22,085	9,047

Operating income before income taxes	3,420	3,257	3,094	4,131	1,731	1,689	13,902	6,185	7,717

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	3,420	3,257	3,094	4,131	1,731	1,689	13,902	6,185	7,717
Investment and derivative gains (losses) - non-operating	—	—	—	—	8	(8)	—	80	(80)
Income before income taxes	$3,420	$3,257	$3,094	$4,131	$1,739	$1,681	$13,902	$6,265	$7,637

Foreign currency effect on (2):
Net premiums	$(1,570)	$(1,872)	$(1,234)	$(1,302)	$(1,390)	$(180)	$(5,978)	$(1,530)	$(4,448)
Operating income before income taxes	$(623)	$(659)	$(397)	$(251)	$(146)	$(477)	$(1,930)	$(456)	$(1,474)

(1) The Canadian non-traditional segment includes longevity and financial reinsurance business.
(2) Compared to comparable prior year period

Reinsurance Group of America, Incorporated Europe, Middle East and Africa Traditional Segment Pre-tax Operating Income

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,		Dec. 31,	Dec. 31,
(USD thousands)	2015	2015	2015	2015	2014		2015	2014	Change
Revenues:
Net premiums	$299,938	$276,111	$275,745	$269,746	$288,191	$11,747	$1,121,540	$1,157,407	$(35,867)
Investment income, net of related expenses	14,123	12,066	13,092	12,089	15,099	(976)	51,370	52,086	(716)
Investment related gains (losses), net	7,527	(7,167)	(4,509)	12,208	3,678	3,849	8,059	14,004	(5,945)
Other revenue	5,380	3,051	(136)	1,140	(582)	5,962	9,435	2,364	7,071
Total revenues	326,968	284,061	284,192	295,183	306,386	20,582	1,190,404	1,225,861	(35,457)

Benefits and expenses:
Claims and other policy benefits	260,874	232,473	240,942	235,307	247,959	12,915	969,596	997,760	(28,164)
Interest credited	8,126	(6,798)	(4,048)	12,349	4,076	4,050	9,629	15,571	(5,942)
Policy acquisition costs and other insurance expenses	19,171	17,680	14,183	12,008	14,038	5,133	63,042	56,972	6,070
Other operating expenses	25,938	25,085	23,956	25,086	30,414	(4,476)	100,065	104,441	(4,376)
Total benefits and expenses	314,109	268,440	275,033	284,750	296,487	17,622	1,142,332	1,174,744	(32,412)

Operating income before income taxes	12,859	15,621	9,159	10,433	9,899	2,960	48,072	51,117	(3,045)

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	12,859	15,621	9,159	10,433	9,899	2,960	48,072	51,117	(3,045)
Investment and derivative gains (losses) - non-operating	—	289	—	49	3,330	(3,330)	338	9,188	(8,850)
Income before income taxes	$12,859	$15,910	$9,159	$10,482	$13,229	$(370)	$48,410	$60,305	$(11,895)

Loss and Expense Ratios:
Claims and other policy benefits	87.0%	84.2%	87.4%	87.2%	86.0%	1.0%	86.5%	86.2%	0.3%
Policy acquisition costs and other insurance expenses	6.4%	6.4%	5.1%	4.5%	4.9%	1.5%	5.6%	4.9%	0.7%
Other operating expenses	8.6%	9.1%	8.7%	9.3%	10.6%	(2.0)%	8.9%	9.0%	(0.1)%

Foreign currency effect on (1):
Net premiums	$(24,499)	$(29,879)	$(35,426)	$(29,430)	$(24,435)	$(64)	$(119,234)	$19,049	$(138,283)
Operating income before income taxes	$(1,285)	$(716)	$(770)	$(1,301)	$(905)	$(380)	$(4,072)	$1,443	$(5,515)

Critical illness net premiums	$58,610	$58,069	$58,278	$58,219	$62,511	$(3,901)	$233,176	$257,749	$(24,573)

(1) Compared to comparable prior year period

Reinsurance Group of America, Incorporated Europe, Middle East and Africa Non-Traditional Segment Pre-tax Operating Income (1)

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,		Dec. 31,	Dec. 31,
(USD thousands)	2015	2015	2015	2015	2014		2015	2014	Change
Revenues:
Net premiums	$47,152	$44,584	$50,234	$29,860	$57,694	$(10,542)	$171,830	$216,562	$(44,732)
Investment income, net of related expenses	23,468	17,305	15,782	16,877	28,799	(5,331)	73,432	55,043	18,389
Other revenue	6,758	6,953	9,694	7,640	8,725	(1,967)	31,045	35,159	(4,114)
Total revenues	77,378	68,842	75,710	54,377	95,218	(17,840)	276,307	306,764	(30,457)

Benefits and expenses:
Claims and other policy benefits	52,064	37,923	39,849	32,081	66,032	(13,968)	161,917	204,110	(42,193)
Policy acquisition costs and other insurance expenses	(325)	(511)	266	(530)	(646)	321	(1,100)	(2,356)	1,256
Other operating expenses	6,860	2,592	3,761	4,191	5,948	912	17,404	19,707	(2,303)
Total benefits and expenses	58,599	40,004	43,876	35,742	71,334	(12,735)	178,221	221,461	(43,240)

Operating income before income taxes	18,779	28,838	31,834	18,635	23,884	(5,105)	98,086	85,303	12,783

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	18,779	28,838	31,834	18,635	23,884	(5,105)	98,086	85,303	12,783
Investment and derivative gains (losses) - non-operating	9,261	8	50	851	2,314	6,947	10,170	15,522	(5,352)
Non-investment derivatives	105	388	(452)	148	512	(407)	189	512	(323)
Income before income taxes	$28,145	$29,234	$31,432	$19,634	$26,710	$1,435	$108,445	$101,337	$7,108

Foreign currency effect on (2):
Net premiums	$(2,062)	$(3,394)	$(4,779)	$(2,327)	$9,345	$(11,407)	$(12,562)	$10,196	$(22,758)
Operating income before income taxes	$(1,441)	$(2,780)	$(4,214)	$(2,393)	$(1,510)	$69	$(10,828)	$2,332	$(13,160)

(1) The Europe, Middle East and Africa non-traditional segment includes asset intensive, financial reinsurance, capital motivated and longevity closed block business.
(2) Compared to comparable prior year period

Reinsurance Group of America, Incorporated Asia Pacific Traditional Segment Pre-tax Operating Income

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,		Dec. 31,	Dec. 31,
(USD thousands)	2015	2015	2015	2015	2014		2015	2014	Change
Revenues:
Net premiums	$388,663	$400,322	$390,456	$372,145	$390,652	$(1,989)	$1,551,586	$1,540,910	$10,676
Investment income, net of related expenses	20,276	19,626	20,043	20,604	20,785	(509)	80,549	84,489	(3,940)
Investment related gains (losses), net	—	—	—	—	(1)	1	—	—	—
Other revenue	553	3,728	815	1,126	3,363	(2,810)	6,222	58,098	(51,876)
Total revenues	409,492	423,676	411,314	393,875	414,799	(5,307)	1,638,357	1,683,497	(45,140)
Benefits and expenses:
Claims and other policy benefits	284,269	333,739	325,667	265,309	312,540	(28,271)	1,208,984	1,208,611	373
Policy acquisition costs and other insurance expenses	49,747	41,982	49,335	46,912	46,691	3,056	187,976	258,812	(70,836)
Other operating expenses	39,767	34,973	31,997	29,006	37,541	2,226	135,743	128,411	7,332
Total benefits and expenses	373,783	410,694	406,999	341,227	396,772	(22,989)	1,532,703	1,595,834	(63,131)

Operating income before income taxes	35,709	12,982	4,315	52,648	18,027	17,682	105,654	87,663	17,991

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	35,709	12,982	4,315	52,648	18,027	17,682	105,654	87,663	17,991
Investment and derivative gains (losses) - non-operating	1,706	(1,706)	—	—	1,193	513	—	2,939	(2,939)
Income before income taxes	$37,415	$11,276	$4,315	$52,648	$19,220	$18,195	$105,654	$90,602	$15,052

Loss and Expense Ratios:
Claims and other policy benefits	73.1%	83.4%	83.4%	71.3%	80.0%	(6.9)%	77.9%	78.4%	(0.5)%
Policy acquisition costs and other insurance expenses	12.8%	10.5%	12.6%	12.6%	12.0%	0.8%	12.1%	16.8%	(4.7)%
Other operating expenses	10.2%	8.7%	8.2%	7.8%	9.6%	0.6%	8.7%	8.3%	0.4%

Foreign currency effect on (1):
Net premiums	$(43,034)	$(69,139)	$(50,842)	$(35,158)	$(23,238)	$(19,796)	$(198,173)	$(65,838)	$(132,335)
Operating income before income taxes	$(4,204)	$(601)	$1,533	$(4,762)	$(2,414)	$(1,790)	$(8,034)	$(6,523)	$(1,511)

Critical illness net premiums	$81,271	$86,341	$75,120	$69,867	$76,231	$5,040	$312,599	$275,662	$36,937

(1) Compared to comparable prior year period

Reinsurance Group of America, Incorporated Asia Pacific Non-Traditional Segment Pre-tax Operating Income (1)

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,		Dec. 31,	Dec. 31,
(USD thousands)	2015	2015	2015	2015	2014		2015	2014	Change
Revenues:
Net premiums	$5,487	$2,807	$898	$10,282	$9,429	$(3,942)	$19,474	$34,030	$(14,556)
Investment income, net of related expenses	6,659	4,482	3,888	3,649	4,264	2,395	18,678	17,972	706
Investment related gains (losses), net	654	706	507	501	665	(11)	2,368	2,855	(487)
Other revenue	5,698	4,306	3,839	5,117	5,539	159	18,960	22,751	(3,791)
Total revenues	18,498	12,301	9,132	19,549	19,897	(1,399)	59,480	77,608	(18,128)
Benefits and expenses:
Claims and other policy benefits	4,951	903	4,706	5,735	8,103	(3,152)	16,295	41,455	(25,160)
Interest credited	3,095	1,023	169	184	195	2,900	4,471	896	3,575
Policy acquisition costs and other insurance expenses	1,297	292	419	546	367	930	2,554	2,296	258
Other operating expenses	3,705	3,790	3,187	2,960	4,006	(301)	13,642	13,942	(300)
Total benefits and expenses	13,048	6,008	8,481	9,425	12,671	377	36,962	58,589	(21,627)

Operating income before income taxes	5,450	6,293	651	10,124	7,226	(1,776)	22,518	19,019	3,499

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	5,450	6,293	651	10,124	7,226	(1,776)	22,518	19,019	3,499
Investment and derivative gains (losses) - non-operating	17	(881)	(2,056)	21	(5,803)	5,820	(2,899)	(7,326)	4,427
Income (loss) before income taxes	$5,467	$5,412	$(1,405)	$10,145	$1,423	$4,044	$19,619	$11,693	$7,926

Foreign currency effect on (2):
Net premiums	$(373)	$(392)	$(156)	$(1,686)	$(2,555)	$2,182	$(2,607)	$(3,465)	$858
Operating income before income taxes	$(774)	$(1,719)	$(614)	$(451)	$(1,355)	$581	$(3,558)	$(2,613)	$(945)

(1) The Asia Pacific non-traditional segment includes asset intensive, financial reinsurance, and disabled life closed block business.
(2) Compared to comparable prior year period

Reinsurance Group of America, Incorporated Corporate and Other Segment Pre-tax Operating Income

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,		Dec. 31,	Dec. 31,
(USD thousands)	2015	2015	2015	2015	2014		2015	2014	Change
Revenues:
Net premiums	$112	$133	$153	$167	$173	$(61)	$565	$780	$(215)
Investment income, net of related expenses	28,355	31,693	31,707	31,695	33,762	(5,407)	123,450	110,806	12,644
Investment related gains (losses), net	523	519	460	447	468	55	1,949	1,414	535
Other revenue	6,650	(1,670)	3,348	1,730	(379)	7,029	10,058	7,720	2,338
Total revenues	35,640	30,675	35,668	34,039	34,024	1,616	136,022	120,720	15,302

Benefits and expenses:
Claims and other policy benefits	(11)	(4)	—	53	2	(13)	38	(4)	42
Interest credited	369	244	203	212	205	164	1,028	808	220
Policy acquisition costs and other insurance income	(22,886)	(22,234)	(21,843)	(20,588)	(24,139)	1,253	(87,551)	(83,501)	(4,050)
Other operating expenses	32,878	31,668	26,137	18,334	41,279	(8,401)	109,017	96,602	12,415
Interest expense	35,820	35,565	35,851	35,627	(9,660)	45,480	142,863	96,700	46,163
Collateral finance and securitization expense	6,182	5,133	5,258	6,071	3,710	2,472	22,644	11,441	11,203
Total benefits and expenses	52,352	50,372	45,606	39,709	11,397	40,955	188,039	122,046	65,993

Operating income (loss) before income taxes	(16,712)	(19,697)	(9,938)	(5,670)	22,627	(39,339)	(52,017)	(1,326)	(50,691)

Operating to U.S. GAAP Reconciliation:
Operating income (loss) before income taxes	(16,712)	(19,697)	(9,938)	(5,670)	22,627	(39,339)	(52,017)	(1,326)	(50,691)
Investment and derivative gains (losses) - non-operating	(34,799)	(31,229)	1,252	(2,280)	(3,696)	(31,103)	(67,056)	(10,299)	(56,757)
Non-investment derivatives	15	(5)	(41)	(40)	(40)	55	(71)	(68)	(3)
Income (loss) before income taxes	$(51,496)	$(50,931)	$(8,727)	$(7,990)	$18,891	$(70,387)	$(119,144)	$(11,693)	$(107,451)

Foreign currency effect on (1):
Operating income (loss) before income taxes	$(2,604)	$(1,407)	$(1,173)	$(528)	$(1,196)	$(1,408)	$(5,712)	$(5,568)	$(144)

(1) Compared to comparable prior year period

Reinsurance Group of America, Incorporated Summary of Pre-tax Segment Operating Income

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,		Dec. 31,	Dec. 31,
(USD thousands)	2015	2015	2015	2015	2014		2015	2014	Change
U.S. and Latin America:
Traditional	$78,990	$54,726	$79,433	$20,316	$134,120	$(55,130)	$233,465	$350,202	$(116,737)
Non-Traditional:
Asset Intensive	47,596	55,230	56,402	40,334	56,014	(8,418)	199,562	199,022	540
Financial Reinsurance	15,936	12,073	14,643	12,365	12,530	3,406	55,017	52,369	2,648
Total U.S. and Latin America	142,522	122,029	150,478	73,015	202,664	(60,142)	488,044	601,593	(113,549)
Canada:
Canada Traditional	45,086	37,793	23,759	17,173	18,198	26,888	123,811	92,329	31,482
Canada Non-Traditional	3,420	3,257	3,094	4,131	1,731	1,689	13,902	6,185	7,717
Total Canada	48,506	41,050	26,853	21,304	19,929	28,577	137,713	98,514	39,199
Europe, Middle East and Africa:
Europe, Middle East and Africa Traditional	12,859	15,621	9,159	10,433	9,899	2,960	48,072	51,117	(3,045)
Europe, Middle East and Africa Non-Traditional	18,779	28,838	31,834	18,635	23,884	(5,105)	98,086	85,303	12,783
Total Europe, Middle East and Africa	31,638	44,459	40,993	29,068	33,783	(2,145)	146,158	136,420	9,738
Asia Pacific:
Asia Pacific Traditional	35,709	12,982	4,315	52,648	18,027	17,682	105,654	87,663	17,991
Asia Pacific Non-Traditional	5,450	6,293	651	10,124	7,226	(1,776)	22,518	19,019	3,499
Total Asia Pacific	41,159	19,275	4,966	62,772	25,253	15,906	128,172	106,682	21,490
Corporate and Other	(16,712)	(19,697)	(9,938)	(5,670)	22,627	(39,339)	(52,017)	(1,326)	(50,691)
Consolidated	$247,113	$207,116	$213,352	$180,489	$304,256	$(57,143)	$848,070	$941,883	$(93,813)

Reinsurance Group of America, Incorporated Investments (USD thousands) Cash and Invested Assets

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,
	2015	2015	2015	2015	2014
Fixed maturity securities, available-for-sale	$29,642,905	$27,411,788	$28,063,975	$25,801,223	$25,480,972
Mortgage loans on real estate	3,129,951	3,170,002	3,073,313	2,913,486	2,712,238
Policy loans	1,468,796	1,444,009	1,438,156	1,284,085	1,284,284
Funds withheld at interest	5,880,203	5,675,174	5,840,076	5,841,554	5,922,561
Short-term investments	558,284	58,200	76,118	89,136	97,694
Other invested assets	1,298,120	1,187,504	1,110,107	1,243,033	1,198,319
Cash and cash equivalents	1,525,275	1,747,692	1,335,661	1,083,179	1,645,669
Total cash and invested assets	$43,503,534	$40,694,369	$40,937,406	$38,255,696	$38,341,737

Investment Income and Yield Summary

	Three Months Ended						Current Qtr vs. PY Quarter	Year-to-Date
	Dec. 31,		Sept. 30,	June 30,	March 31,	Dec. 31,		Dec. 31,		Dec. 31,
	2015		2015	2015	2015	2014		2015		2014	Change
Average invested assets at amortized cost (1)	$21,552,560		$20,988,046	$21,029,197	$21,073,262	$20,672,245	$880,315	$20,784,941		$19,876,715	$908,226
Net investment income (1)	$262,660		$240,168	$252,131	$247,239	$250,757	$11,903	$1,002,197		$957,882	$44,315
Annualized investment yield (ratio of net investment income to average invested assets) (1)	4.96%	(2)	4.66%	4.88%	4.78%	4.94%	0.02%	4.82%	(2)	4.82%	0.00%

(1) Excludes spread-related business (e.g. coinsurance of annuities)
(2) Includes the cumulative effect of income related to a funds withheld transaction executed in the fourth quarter of 2015, retroactive to the beginning of the year.

Reinsurance Group of America, Incorporated
Investments
(USD thousands)

Amortized cost, gross unrealized gains and losses, and estimated fair values of fixed maturity and equity securities
(Excludes Funds Withheld Portfolios)

December 31, 2015
	Amortized Cost	Unrealized Gains	Unrealized Losses	Estimated Fair Value	% of Total	Other-than- temporary Impairment in AOCI
Available-for-sale:
Corporate securities	$17,575,507	$599,718	$467,069	$17,708,156	59.7%	$—
Canadian and Canadian provincial governments	2,469,009	1,110,282	2,532	3,576,759	12.1%	—
Residential mortgage-backed securities	1,277,998	45,152	11,673	1,311,477	4.4%	(300)
Asset-backed securities	1,219,000	12,052	18,376	1,212,676	4.1%	354
Commercial mortgage-backed securities	1,456,848	37,407	11,168	1,483,087	5.0%	(1,609)
U.S. government and agencies	1,423,791	15,586	57,718	1,381,659	4.7%	—
State and political subdivisions	480,067	40,014	9,067	511,014	1.7%	—
Other foreign government, supranational, and foreign
government-sponsored enterprises	2,420,757	78,964	41,644	2,458,077	8.3%	—
Total fixed maturity securities	$28,322,977	$1,939,175	$619,247	$29,642,905	100.0%	$(1,555)

Non-redeemable preferred stock	85,645	7,837	5,962	87,520	69.5%
Other equity securities	40,584	—	2,242	38,342	30.5%
Total equity securities	$126,229	$7,837	$8,204	$125,862	100.0%

December 31, 2014
	Amortized Cost	Unrealized Gains	Unrealized Losses	Estimated Fair Value	% of Total	Other-than- temporary Impairment in AOCI
Available-for-sale:
Corporate securities	$14,010,604	$965,523	$90,544	$14,885,583	58.4%	$—
Canadian and Canadian provincial governments	2,668,852	1,196,420	7	3,865,265	15.2%	—
Residential mortgage-backed securities	991,867	52,640	6,611	1,037,896	4.1%	(300)
Asset-backed securities	1,059,660	20,301	10,375	1,069,586	4.2%	354
Commercial mortgage-backed securities	1,453,657	87,593	8,659	1,532,591	6.0%	(1,609)
U.S. government and agencies	501,352	25,014	515	525,851	2.0%	—
State and political subdivisions	378,457	51,117	3,498	426,076	1.7%	—
Other foreign government, supranational, and foreign
government-sponsored enterprises	2,041,148	110,065	13,089	2,138,124	8.4%	—
Total fixed maturity securities	$23,105,597	$2,508,673	$133,298	$25,480,972	100.0%	$(1,555)

Non-redeemable preferred stock	93,540	7,350	1,527	99,363	78.3%
Other equity securities	26,994	597	94	27,497	21.7%
Total equity securities	$120,534	$7,947	$1,621	$126,860	100.0%

Reinsurance Group of America, Incorporated Investments (USD thousands) Corporate Fixed Maturities Securities by Sector (Excludes Funds Withheld Portfolios)

	December 31, 2015				December 31, 2014
	Amortized Cost	Estimated Fair Value	% of Total	Average Credit Ratings (1)	Amortized Cost	Estimated Fair Value	% of Total	Average Credit Ratings (1)
Financial Institutions
Banking	$3,557,406	$3,641,125	20.5%	A-	$3,085,645	$3,227,988	21.6%	A-
Brokerage/Asset Managers/Exchanges	315,848	327,477	1.8%	A	247,955	268,439	1.8%	A
Finance Comp.	68,996	70,947	0.4%	BBB-	187,055	199,781	1.3%	A+
Insurance	877,691	908,752	5.1%	A-	692,464	758,825	5.1%	A-
REITs	524,424	540,120	3.1%	BBB+	513,412	544,302	3.7%	BBB+
Other Finance	64,426	66,623	0.4%	A-	63,037	67,073	0.5%	BBB+
Total Financial Institutions	$5,408,791	$5,555,044	31.3%		$4,789,568	$5,066,408	34.0%
Industrials
Basic	937,498	894,466	5.1%	BBB	893,754	921,843	6.2%	BBB
Capital Goods	1,090,670	1,091,523	6.2%	BBB+	657,388	694,700	4.7%	BBB
Communications	1,891,983	1,912,375	10.8%	BBB	1,448,054	1,572,181	10.6%	BBB+
Consumer Cyclical	1,015,183	1,028,521	5.8%	BBB+	665,675	709,100	4.8%	BBB+
Consumer Noncyclical	1,762,018	1,805,347	10.2%	A-	1,299,879	1,397,510	9.4%	BBB+
Energy	2,064,824	1,922,366	10.9%	BBB+	1,647,847	1,699,885	11.2%	BBB
Technology	569,174	574,280	3.2%	A-	465,256	485,833	3.3%	BBB+
Transportation	763,055	777,939	4.4%	A-	453,106	486,736	3.3%	A-
Other Industrial	117,021	123,100	0.7%	BBB+	108,371	118,279	0.8%	A-
Total Industrials	$10,211,426	$10,129,917	57.3%		$7,639,330	$8,086,067	54.3%
Utilities
Electric	1,395,335	1,444,368	8.2%	BBB+	1,192,487	1,309,874	8.8%	BBB+
Natural Gas	315,826	323,206	1.8%	A-	234,761	251,110	1.7%	A-
Other Utility	244,129	255,621	1.4%	A-	154,458	172,124	1.2%	A-
Total Utilities	$1,955,290	$2,023,195	11.4%		$1,581,706	$1,733,108	11.7%
Total	$17,575,507	$17,708,156	100.0%	BBB+	$14,010,604	$14,885,583	100.0%	BBB+

(1) The Average Credit Rating designations are based on the weighted average ratings from nationally recognized rating organizations, primarily those assigned by S&P. In instances where a S&P rating is not available, the Company will reference the rating provided by Moody’s, and in the absence of both the Company will assign equivalent ratings based on information from the NAIC.

Reinsurance Group of America, Incorporated
Investments
(USD thousands)

Ratings of Fixed Maturity Securities (Excludes Funds Withheld Portfolios)

		December 31, 2015			September 30, 2015			June 30, 2015			March 31, 2015			December 31, 2014
NAIC Designation (1)	Rating Agency Designation (2)	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total
1	AAA/AA/A	$17,801,017	$19,231,535	64.8%	$16,479,884	$18,012,729	65.7%	$16,880,974	$18,443,284	65.7%	$14,515,363	$16,887,466	65.4%	$14,855,946	$16,866,777	66.1%
2	BBB	8,838,444	8,830,172	29.8%	7,567,172	7,691,301	28.1%	7,686,514	7,881,514	28.1%	6,957,089	7,450,140	28.9%	6,880,383	7,258,299	28.5%
3	BB	1,054,449	1,001,614	3.4%	1,061,245	1,015,762	3.7%	932,629	950,069	3.4%	799,090	825,796	3.2%	750,152	760,531	3.0%
4	B	399,417	359,591	1.2%	414,775	389,089	1.4%	510,894	504,272	1.8%	419,277	404,081	1.6%	387,456	372,375	1.5%
5	CCC	207,351	197,498	0.7%	261,015	246,211	0.9%	246,203	242,930	0.9%	219,271	214,370	0.8%	212,905	208,346	0.8%
6	In or near default	22,299	22,495	0.1%	60,704	56,696	0.2%	48,118	41,906	0.1%	23,626	19,370	0.1%	18,755	14,644	0.1%
	Total	$28,322,977	$29,642,905	100.0%	$25,844,795	$27,411,788	100.0%	$26,305,332	$28,063,975	100.0%	$22,933,716	$25,801,223	100.0%	$23,105,597	$25,480,972	100.0%

(1) Structured securities held by the Company’s insurance subsidiaries that maintain the National Association of Insurance Commissioners (NAIC) statutory basis of accounting that meet the definition of SSAP No. 43R utilize the NAIC rating methodology. All other securities will continue to utilize the Nationally Recognized Statistical Rating Organizations (NRSRO) ratings, as available, or equivalent rating based on information from the NAIC.

(2) The Rating Agency Designation includes all “+” or “-” at that rating level (e. g. ‘BBB’ includes ‘BBB+’, ‘BBB’, and ‘BBB-’).

Structured Fixed Maturity Securities

	December 31, 2015		September 30, 2015		June 30, 2015		March 31, 2015		December 31, 2014
	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value
Residential mortgage-backed securities:
Agency	$602,524	$634,077	$614,272	$657,066	$626,139	$656,940	$644,367	$692,101	$639,936	$677,352
Non-agency	675,474	677,400	619,886	626,394	528,593	533,939	428,048	435,573	351,931	360,544
Total residential mortgage-backed securities	1,277,998	1,311,477	1,234,158	1,283,460	1,154,732	1,190,879	1,072,415	1,127,674	991,867	1,037,896
Commercial mortgage-backed securities	1,456,848	1,483,087	1,441,845	1,491,951	1,471,419	1,525,469	1,448,372	1,534,274	1,453,657	1,532,591
Asset-backed securities	1,219,000	1,212,676	1,055,760	1,061,372	1,051,093	1,062,624	1,082,883	1,098,112	1,059,660	1,069,586
Total	$3,953,846	$4,007,240	$3,731,763	$3,836,783	$3,677,244	$3,778,972	$3,603,670	$3,760,060	$3,505,184	$3,640,073

Reinsurance Group of America, Incorporated Investments (USD thousands) Gross Unrealized Losses Aging Fixed Maturity Securities

	December 31, 2015		September 30, 2015		June 30, 2015		March 31, 2015		December 31, 2014
	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total
Less than 20%	$458,676	73.1%	$359,324	79.5%	$369,658	94.0%	$71,886	72.3%	$110,346	81.8%
20% or more for less than six months	140,568	22.4%	69,197	15.3%	9,253	2.3%	14,581	14.7%	13,698	10.1%
20% or more for six months or greater	20,003	3.2%	14,480	3.2%	10,328	2.6%	11,546	11.6%	9,254	6.9%
Total	$619,247	98.7%	$443,001	98.0%	$389,239	98.9%	$98,013	98.6%	$133,298	98.8%

Equity Securities

	December 31, 2015		September 30, 2015		June 30, 2015		March 31, 2015		December 31, 2014
	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total
Less than 20%	$4,433	0.7%	$4,127	0.9%	$3,654	0.9%	$712	0.7%	$1,619	1.2%
20% or more for less than six months	1,927	0.3%	3,687	0.8%	948	0.2%	737	0.7%	—	0.0%
20% or more for six months or greater	1,844	0.3%	1,243	0.3%	—	0.0%	—	0.0%	2	0.0%
Total	$8,204	1.3%	$9,057	2.0%	$4,602	1.1%	$1,449	1.4%	$1,621	1.2%

Reinsurance Group of America, Incorporated Investments (USD thousands) Fixed Maturities and Equity Securities Below Amortized Cost (Excludes Funds Withheld Portfolios)

	As of December 31, 2015
	Less than 12 months		Equal to or greater than 12 months		Total
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
Investment grade securities:
Corporate securities	$6,388,148	$323,961	$294,755	$40,861	$6,682,903	$364,822
Canadian and Canadian provincial governments	122,746	2,532	—	—	122,746	2,532
Residential mortgage-backed securities	452,297	7,036	82,314	4,057	534,611	11,093
Asset-backed securities	581,701	9,825	199,298	7,100	780,999	16,925
Commercial mortgage-backed securities	514,877	9,806	31,177	997	546,054	10,803
U.S. government and agencies	1,010,387	57,718	—	—	1,010,387	57,718
State and political subdivisions	157,837	5,349	13,016	3,718	170,853	9,067
Other foreign government, supranational, and foreign government-sponsored enterprises	702,962	18,279	38,379	4,206	741,341	22,485
Investment grade securities	9,930,955	434,506	658,939	60,939	10,589,894	495,445

Below investment grade securities:
Corporate securities	554,688	71,171	114,427	31,076	669,115	102,247
Residential mortgage-backed securities	22,646	282	7,679	298	30,325	580
Asset-backed securities	6,772	201	9,335	1,250	16,107	1,451
Commercial mortgage-backed securities	3,253	248	767	117	4,020	365
Other foreign government, supranational, and foreign government-sponsored enterprises	60,668	7,356	31,693	11,803	92,361	19,159
Below investment grade securities	648,027	79,258	163,901	44,544	811,928	123,802
Total fixed maturity securities	$10,578,982	$513,764	$822,840	$105,483	$11,401,822	$619,247

Non-redeemable preferred stock	12,331	2,175	12,191	3,787	24,522	5,962
Other equity securities	38,327	2,242	—	—	38,327	2,242
Total equity securities	$50,658	$4,417	$12,191	$3,787	$62,849	$8,204

	As of December 31, 2014
	Less than 12 months		Equal to or greater than 12 months		Total
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
Investment grade securities:
Corporate securities	$1,225,767	$27,784	$614,294	$30,040	$1,840,061	$57,824
Canadian and Canadian provincial governments	—	—	1,235	7	1,235	7
Residential mortgage-backed securities	78,864	846	135,414	5,247	214,278	6,093
Asset-backed securities	332,785	4,021	109,411	4,289	442,196	8,310
Commercial mortgage-backed securities	78,632	564	28,375	2,461	107,007	3,025
U.S. government and agencies	81,317	89	32,959	426	114,276	515
State and political subdivisions	13,780	17	18,998	3,438	32,778	3,455
Other foreign government, supranational, and foreign government-sponsored enterprises	156,725	7,007	76,111	2,946	232,836	9,953
Investment grade securities	1,967,870	40,328	1,016,797	48,854	2,984,667	89,182

Below investment grade securities:
Corporate securities	415,886	29,316	32,567	3,404	448,453	32,720
Residential mortgage-backed securities	22,836	293	6,284	225	29,120	518
Asset-backed securities	12,448	274	7,108	1,791	19,556	2,065
Commercial mortgage-backed securities	3,288	249	5,580	5,385	8,868	5,634
State and political subdivisions	964	43	—	—	964	43
Other foreign government, supranational, and foreign government-sponsored enterprises	13,986	3,136	—	—	13,986	3,136
Below investment grade securities	469,408	33,311	51,539	10,805	520,947	44,116
Total fixed maturity securities	$2,437,278	$73,639	$1,068,336	$59,659	$3,505,614	$133,298

Non-redeemable preferred stock	11,619	235	19,100	1,292	30,719	1,527
Other equity securities	—	—	3,545	94	3,545	94
Total equity securities	$11,619	$235	$22,645	$1,386	$34,264	$1,621

Reinsurance Group of America, Incorporated Investments (USD thousands) Consolidated Investment Related Gains and Losses

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,		Dec. 31,	Dec. 31,
	2015	2015	2015	2015	2014		2015	2014	Change
Fixed Maturity and Equity Securities:
Other-than-temporary impairment losses on fixed maturities	$(27,605)	$(23,111)	$(4,137)	$(2,527)	$(6,347)	$(21,258)	$(57,380)	$(7,766)	$(49,614)
Gain on investment activity	20,077	13,792	20,009	19,201	13,662	6,415	73,079	65,435	7,644
Loss on investment activity	(21,636)	(22,186)	(14,475)	(13,596)	(11,480)	(10,156)	(71,893)	(31,295)	(40,598)
Net gain/(loss) on fixed maturity and equity securities	(29,164)	(31,505)	1,397	3,078	(4,165)	(24,999)	(56,194)	26,374	(82,568)

Other impairment losses and change in mortgage loan provision	(2,292)	(636)	143	(4,168)	371	(2,663)	(6,953)	(5,315)	(1,638)
Other non-derivative gain/(loss), net	11,824	(2,006)	976	17,375	2,759	9,065	28,169	22,622	5,547

Free-standing Derivatives:
Credit default swaps	1,253	(8,407)	(187)	2,658	2,658	(1,405)	(4,683)	3,938	(8,621)
Interest rate swaps - non-hedged	(9,271)	42,014	(41,729)	29,344	33,812	(43,083)	20,358	94,829	(74,471)
Interest rate swaps - hedged	—	—	—	7	10	(10)	7	19	(12)
Foreign currency swaps - hedged (1)	2,983	(2,135)	—	—	—	2,983	848	—	848
Futures	(6,822)	16,655	(2,183)	(7,331)	(6,728)	(94)	319	(9,550)	9,869
CPI swaps	(55)	(250)	168	(71)	(536)	481	(208)	(343)	135
Equity options	(21,376)	15,149	(2,605)	(8,067)	(5,724)	(15,652)	(16,899)	(22,472)	5,573
Currency forwards	(214)	707	(1,433)	(220)	(5,746)	5,532	(1,160)	(8,691)	7,531
Bond forwards	(911)	610	1,495	(840)	—	(911)	354	—	354
Interest rate options	—	—	—	3,276	11,490	(11,490)	3,276	15,641	(12,365)
Total free-standing derivatives	(34,413)	64,343	(46,474)	18,756	29,236	(63,649)	2,212	73,371	(71,159)

Embedded Derivatives:
Modified coinsurance and funds withheld treaties	(27,201)	(46,169)	(23,098)	(2,325)	(14,523)	(12,678)	(98,793)	198,365	(297,158)
GMXB	36,437	(95,373)	50,878	(25,133)	(52,901)	89,338	(33,191)	(129,224)	96,033
Total embedded derivatives	9,236	(141,542)	27,780	(27,458)	(67,424)	76,660	(131,984)	69,141	(201,125)

Net gain/(loss) on total derivatives	(25,177)	(77,199)	(18,694)	(8,702)	(38,188)	13,011	(129,772)	142,512	(272,284)

Total investment related gains / (losses), net	$(44,809)	$(111,346)	$(16,178)	$7,583	$(39,223)	$(5,586)	$(164,750)	$186,193	$(350,943)
(1) The company recognizes gains and losses on derivatives and the related hedged items in fair value hedges within net gains/(losses) on total derivatives.

Page 26